Net Loss Per Share	6 Months Ended
Jun. 30, 2026
Net Loss Per Share [Abstract]
NET LOSS PER SHARE
9.	NET LOSS PER SHARE

The Company’s equity structure, including its authorized share capital, historical share issuances, and equity-linked instruments, is disclosed in its audited consolidated financial statements included in its Form 20-F for the year ended December 31, 2025. There have been no significant changes to the overall structure during the current interim period, except as described below.

On May 2, 2024, the authorized share capital of the Company increased from US$1,000,000 divided into 22,500,000 ordinary shares of a nominal or par value of US$0.04 each and 2,500,000 preferred shares of a nominal or par value of US$0.04 each to US$40,000,000 divided into 900,000,000 ordinary shares of a nominal or a par value of US$0.04 each and 100,000,000 preferred shares of a nominal or par value of US$0.04 each, by the creation of an additional 877,500,000 ordinary shares with a par value of US$0.04 each and 97,500,000 preferred shares with a par value of US$0.04 each.

On September 3, 2025, the Company held an extraordinary general meeting of shareholders where the shareholders approved the proposed reverse share split and share consolidation of the Company’s authorized and issued share capital (Share Consolidation”). The Share Consolidation at a ratio of one-for-one hundred (1:100) was effective on November 14, 2025. Following the Share Consolidation, the par value of each Class A and Class B ordinary share was changed from US$0.04 to US$4.00 with corresponding adjustment to the number of authorized shares, while shareholders’ ownership and voting interests remained unchanged except for fractional shares rounded up.

All share and per share data as of December 31, 2025 and June 30, 2026 and for the six months ended June 30, 2025 and 2026 are presented on a retroactive basis.